EXECUTION COPY






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                            REORGANIZATION AGREEMENT

                                      among

                                CAREINSITE, INC.

                                       and

                 THE HEALTH INFORMATION NETWORK CONNECTION LLC,

                          GNYHA MANAGEMENT CORPORATION,

                       EMPIRE BLUE CROSS AND BLUE SHIELD,

                            GROUP HEALTH INCORPORATED

                                       and

                  HEALTH INSURANCE PLAN OF GREATER NEW YORK

                          dated as of December 31, 1999


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


                                TABLE OF CONTENTS

Section                                                                     Page

                                    ARTICLE I

                                   DEFINITIONS

1.01.  Certain Defined Terms...................................................2

                                   ARTICLE II

                             DISTRIBUTION OF WARRANT

2.01.  Distribution of Warrant.................................................3
2.02.  First Closing...........................................................3
2.03.  First Closing Deliveries by the Company.................................3
2.04.  First Closing Deliveries by the Original Members........................4
2.05.  Distribution in Liquidation of Minority Interest........................4
2.06.  Second Closing..........................................................4
2.07.  Further Assurances......................................................5

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.01.  Due Organization and Authority..........................................5
3.02.  Capital Stock of the Company............................................6
3.03.  SEC Filings and Financial Statements; Absence of Undisclosed
         Liabilities...........................................................6
3.04.  No Conflict.............................................................7
3.05.  Governmental Consents and Approvals.....................................7

                                   ARTICLE IV

                               REPRESENTATIONS AND
                         WARRANTIES OF ORIGINAL MEMBERS

4.01.  Organization and Authority..............................................8
4.02.  No Encumbrances.........................................................8
4.03.  No Conflict.............................................................8
4.04.  Governmental Consents and Approvals.....................................9
4.05.  Private Placement.......................................................9

Section                                                                    Page

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

5.01.  Advisory Board..........................................................9
5.02.  Registration Rights Agreement..........................................10
5.03.  Amended and Restated Operating Agreement...............................10
5.04.  Tax Treatment..........................................................10
5.05.  Outstanding Notes......................................................10
5.06.  Working Capital Loan Agreement and Promissory Note.....................10
5.07.  HSR Act................................................................10

                                   ARTICLE VI

                                  MISCELLANEOUS

6.01.  Survival of Representations and Warranties.............................11
6.02.  Termination............................................................11
6.03.  Expenses...............................................................11
6.04.  Notices................................................................11
6.05.  Headings...............................................................12
6.06.  Modification; Severability.............................................12
6.07.  Integration............................................................12
6.08.  Assignment.............................................................12
6.09.  No Third-Party Beneficiaries...........................................12
6.10.  Amendment..............................................................12
6.11.  Governing Law..........................................................12
6.12.  Counterparts...........................................................12
6.13.  Specific Performance...................................................13
6.14.  Nonwaiver; Cumulative Remedies.........................................13

Schedule I.............................................................Addresses

                            REORGANIZATION AGREEMENT

          This REORGANIZATION AGREEMENT, dated as of December 31, 1999, among CareInsite, Inc., a Delaware corporation (the "Company"), The Health Information Network Connection LLC, a New York limited liability company ("THINC"), and its four other members, Empire Blue Cross and Blue Shield, a New York not-for-profit company ("Empire"), Group Health Incorporated, a New York corporation ("GHI"), Health Insurance Plan of Greater New York, a New York not-for-profit corporation ("HIP") and GNYHA Management Corporation, a New York corporation ("GNYHA") (each, an "Original Member" and collectively, the "Original Members").

                              W I T N E S S E T H:

          WHEREAS, the Company is an Internet-based company that is developing and intends to provide an Internet-based healthcare electronic commerce, or e-commerce, network that links physicians, payers, suppliers and patients;

          WHEREAS, THINC is an entity founded by the Original Members to facilitate the confidential exchange of healthcare information;

          WHEREAS, the Company has contributed to THINC Acquisition Corp., a wholly owned subsidiary of the Company ("CareInsite Sub") a 0.96% interest in THINC so that CareInsite Sub has a 0.96% interest in THINC;

          WHEREAS, THINC, the Company, CareInsite Sub and the Original Members have agreed to enter into an amended and restated operating agreement (the "Amended and Restated Operating Agreement") in the form attached as Exhibit A, on the date hereof, so that, among other things, the Company shall have a 95.04% interest in THINC, CareInsite Sub shall have a 0.96% interest in THINC and each Original Member shall have a 1% interest in THINC (the 1% interest of each Original Member being referred to herein as its "Minority Interest");

          WHEREAS, THINC is a holder of a Warrant to purchase 4,059,118 shares of the Company's common stock ("Common Stock") dated as of January 1, 1999 (the "Warrant");

          WHEREAS, THINC shall, on the date hereof, distribute to each Original Member and each Original Member shall accept a portion of the Warrant and, on the date hereof, the Company shall issue to each of the Original Members (a) a new warrant (the "Prorata New Warrant") in the form attached as Exhibit B which provides substantially identical terms and conditions as the Warrant, including a provision that each Original Member may effect a cashless exercise of its respective Prorata New Warrant for 767,904 shares of Common Stock and which represents a total number of shares equal to the shares represented by such Original Member's pro rata portion of the Warrant and (b) a new warrant (the "Additional New Warrant" and, together with the Prorata New Warrant, the "First Closing Warrants") in the form attached as

Exhibit B which provides, among other things, that each Original Member may effect a cashless exercise of its respective Additional New Warrant for 150,100 shares of Common Stock;

          WHEREAS, the Company and the Original Members shall enter into a registration rights agreement (the "Registration Rights Agreement") on the date hereof in the form attached as Exhibit C;

          WHEREAS, as soon as practicable after expiration or termination of all applicable waiting periods under the HSR Act, THINC shall distribute to each Original Member in liquidation of such Original Member's Minority Interest a portion of the Warrant representing the right to purchase in a cashless exercise 100 shares of Common Stock pursuant to the terms of the Warrant;

          WHEREAS, the Company has agreed to assume all of the obligations of THINC under the working capital loan agreement between THINC and the Company dated as of January 1, 1999 (the "Working Capital Loan Agreement") and the promissory note between THINC and the Company dated as of December 10, 1999 (the "Promissory Note"), as well as the obligations to repay certain loans extended by each Original Member to THINC as set forth in Section 5.05 hereof which shall be repaid by the Company simultaneously with the consummation of the First Closing contemplated by this Agreement.

          WHEREAS, the Company shall deliver a guaranty (each, a "Guaranty") to each Original Member guaranteeing such Original Member's obligations under the corporate guarantee that such Original Member delivered to Sun Data, Inc. in February 1997 and certain related obligations.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Agreement" means this Reorganization Agreement, dated as of December 31, 1999, and all amendments made hereto in accordance with the provisions hereof.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act (as defined below) and other federal securities laws.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated by the Commission thereunder.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Exchange Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

                                   ARTICLE II

                             DISTRIBUTION OF WARRANT

          SECTION 2.01. Distribution of Warrant. (a) Upon the terms and subject to the conditions set forth in this Agreement and the Warrant, at the First Closing (as defined below) THINC shall distribute to each Original Member and each Original Member shall accept a portion of the Warrant representing the right to purchase in a cashless exercise (a) 767,904 shares of Common Stock pursuant to the Prorata New Warrant and (b) 150,100 shares of Common Stock pursuant to the Additional New Warrant. Each Original Member's pro rata portion of the Warrant shall be evidenced by the Prorata New Warrant and an additional portion of the Warrant shall be evidenced by the Additional New Warrant both in the form attached as Exhibit B.

          (b) Effective immediately after the distribution of the First
Closing New Warrants, the Warrant is hereby amended so that the number of shares of Common Stock that may be purchased thereunder shall be 177,084.

          SECTION 2.02. First Closing. Upon the terms and subject to the conditions set forth in this Agreement, the transactions provided for in Section
2.01 shall take place at a closing (the "First Closing") to be held at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York at 10:00 A.M. New York time on January 18, 2000.

          SECTION 2.03. First Closing Deliveries by the Company. At the First Closing, the Company shall deliver to each of the Original Members:



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


                  (a) a signature page to the Amended and Restated Operating Agreement executed by the Company;

                  (b) a signature page to each of the Prorata New Warrant and the Additional New Warrant for such Original Member executed by the Company;

                  (c) a signature page to the Registration Rights Agreement executed by the Company;

                  (d) payment in full of the amounts due under each of the promissory notes listed in Section 5.05 hereof; and

                  (e) an executed copy of the Guaranty.

          SECTION 2.04. First Closing Deliveries by the Original Members. At the First Closing, each Original Member shall deliver to the Company:

                  (a) a signature page to the Amended and Restated Operating Agreement executed by such Original Member;

                  (b) an executed copy of the Notice of Cashless Exercise pursuant to each of the Prorata New Warrant and the Additional New Warrant of such Original Member;

                  (c) a signature page to the Registration Rights Agreement executed by such Original Member; and

                  (d) original canceled promissory note(s) listed for such Original Member in Section 5.05 of this Agreement.

          SECTION 2.05. Distribution in Liquidation of Minority Interest. Upon the terms and subject to the conditions set forth in this Agreement, at the Second Closing (as defined below), THINC shall distribute to each Original Member in liquidation of such Original Member's Minority Interest and each of the Original Members shall accept a new warrant (the "Second Closing Warrant" and, together with the First Closing Warrants, the "New Warrants") in the form attached as Exhibit B, which provides, among other things, that each Original Member may effect a cashless exercise of its respective Second Closing Warrant for 100 shares of Common Stock.

          SECTION 2.06. Second Closing. (a) Upon the terms and subject to the conditions set forth in this Agreement, the transactions provided for in Section
2.05 shall take place at a closing (the "Second Closing"), to be held at the offices of Shearman & Sterling subject to and as soon as practicable following but no later than five (5) Business Days following the expiration or termination of any applicable waiting periods under the HSR Act.

          (b) If the Second Closing does not occur by March 1, 2000, then each Original Member shall have the right to transfer or sell for 100 shares of Common Stock such Original Member's Minority Interest to any Person designated by the Company by written notice to such Original Member prior to such date and at the request of such Original Member the Company shall designate and cause such Person to purchase such Original Member's Minority Interest by March 8, 2000.

          SECTION 2.07. Further Assurances. Each of the parties hereto shall use reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereunder, including, without limitation, using reasonable efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of the appropriate governmental entities. Without limiting the generality of the foregoing, the parties shall, when required in order to effect the transactions contemplated hereunder, make all necessary filings, and thereafter make any other required or appropriate submissions, under the HSR Act and shall supply as promptly as practicable to the appropriate governmental entity any additional information and documentary material that may be requested pursuant to the HSR Act. Each of the parties shall cooperate with the others when required in order to effect the transactions contemplated hereunder. In case, at any time after the date hereof, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each of the parties shall use their reasonable best efforts to take all such action.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to THINC and each of the Original Members as follows:

          SECTION 3.01. Due Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, the Registration Rights Agreement, the Amended and Restated Operating Agreement and each of the Guarantys, dated as of the date hereof and the New Warrants (collectively, the "Transaction Documents") to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not materially and adversely affect the Company's assets, liabilities or results of operations or prevent or delay the consummation of the transactions contemplated by the Transaction Documents. The execution and delivery of the Transaction Documents by the Company, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company. The Transaction Documents have been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the other parties thereto) the Transaction Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          SECTION 3.02. Capital Stock of the Company. The Common Stock to be issued by the Company upon exercise of the New Warrants has been duly authorized and, when issued and delivered in accordance with the terms of the New Warrants or this Agreement, as the case may be, will have been validly issued and will be fully paid and nonassessable, and will be free from restrictions on transfer other than restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws. No Person has any preemptive or similar rights with respect to the Common Stock, and neither the parties hereto nor subsequent holders in due course of such Common Stock will be entitled to any such preemptive or similar rights. The authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock and (ii) 30,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). As of December 29, 1999, (i) 70,410,134 shares of Common Stock were issued and outstanding, (ii) no shares of Common Stock were held in the treasury of the Company, (iii) 8,382,512 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants, (iv) 812,184 shares of Common Stock were reserved for issuance upon the conversion of shares of Series A Convertible Redeemable Preferred Stock and upon exercise of other related warrants upon such conversion, (v) 100 shares of Series A Convertible Redeemable Preferred Stock were issued and outstanding, (vi) 100 shares of Series A Convertible Redeemable Preferred Stock were reserved for issuance, (vii) 7,557,200 shares of Common Stock were reserved for future issuance pursuant to the Company's stock option plans and arrangements (with respect to which options to acquire not more than 6,568,000 shares of Common Stock are outstanding).

          SECTION 3.03. SEC Filings and Financial Statements; Absence of Undisclosed Liabilities. (a) The Company has filed all forms, reports and documents required to be filed by it with the Commission ("SEC Reports") since June 16, 1999. Except as set forth in the SEC Reports filed prior to the date of this Agreement, as of the respective dates they were filed (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such amending or superseding filing), (i) the SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No subsidiary of the Company is required to file any form, report or other document with the Commission.

          (b) Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in the SEC Reports complied as to form with the


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


applicable accounting requirements and rules and regulations of the Commission and was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission), and each presented fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates thereof and their results of operations and cash flows for the respective periods indicated therein, all in accordance with United States generally accepted accounting principles (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

          (c) Since the most recent of such financial statements, there has been no material adverse change in the business, affairs, financial position, or results of operations of the Company and there is no fact or circumstance required to have been disclosed in an SEC Report that has not been so disclosed.

          SECTION 3.04. No Conflict. The execution, delivery and performance of the Transaction Documents by the Company do not and will not (a) violate, conflict with or result in the breach of any provision of its Certificate of Incorporation or By-laws, (b) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any lien or encumbrance on any of the Company's assets or properties pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under clause (b) or (c) above would not prevent or delay the consummation of the transactions contemplated by this Agreement.

          SECTION 3.05. Governmental Consents and Approvals. The execution, delivery and performance of the Transaction Documents by the Company do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, except, in the case of the distributions at the Second Closing, such as are required by the HSR Act.


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


                                   ARTICLE IV

                               REPRESENTATIONS AND
                         WARRANTIES OF ORIGINAL MEMBERS

          Each Original Member, severally and not jointly, represents and warrants to the Company as to such Original Member only as follows:

          SECTION 4.01. Organization and Authority. Such Original Member, to the extent it is a corporation, limited liability company, partnership or other Person not an individual, is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization and has all necessary power and authority to enter into the Transaction Document to which it is a party, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and thereby. Such Original Member is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not prevent or delay the transactions contemplated by the Transaction Documents. The execution and delivery of the Transaction Documents by such Original Member, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Original Member. The Transaction Documents have been duly executed and delivered by such Original Member, and the Transaction Documents constitute a legal, valid and binding obligation of such Original Member, enforceable against such Original Member in accordance with their respective terms.

          SECTION 4.02. No Encumbrances. (a) Such Original Member owns such Original Member's membership interest in THINC, the Warrant and, upon receipt, in any Registrable Stock (as defined in the Registration Rights Agreement) issuable to it under such Warrant, free and clear of all security interests, liens, pledges, options, rights of first refusal and other encumbrances.

          (b) Upon the distribution of the New Warrants to the Original Members pursuant to this Agreement, such Original Member shall own the New Warrant distributed to it free and clear of all security interests, liens, pledges, options, rights of first refusal and other encumbrances.

          (c) Such Original Member, upon execution and delivery of this Agreement, shall own such Original Member's Minority Interest free and clear of all security interests, liens, pledges, options, rights of first refusal and other encumbrances.

          SECTION 4.03. No Conflict. The execution, delivery and performance of each Transaction Document by such Original Member does not and will not (a) violate, conflict with


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


or result in the breach of any provision of such Original Member's Certificate of Incorporation or By-laws (or similar organizational documents), to the extent it has such, (b) conflict with or violate any law, governmental regulation or governmental order applicable to such Original Member or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights pursuant to, any contract, agreement or arrangement by which such Original Member is bound; except to the extent that any conflict under clause (b) or (c) above would not prevent or materially delay the consummation of the transactions contemplated by this Agreement.

          SECTION 4.04. Governmental Consents and Approvals. The execution, delivery and performance of the Transaction Documents by such Original Member do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, except such as are required by the HSR Act.

          SECTION 4.05. Private Placement. (a) Such Original Member understands that the distribution and issuance of the Common Stock pursuant to the New Warrants hereunder is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

          (b) Such Common Stock will be acquired for such Original Member's own account and without a view to the public distribution thereof except pursuant to or as permitted under the Registration Rights Agreement.

          (c) Such Original Member is an "accredited investor" as such term is defined in Regulation D, as amended, under the Securities Act.

          (d) Such Original Member has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of any investment in the Common Stock, and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Common Stock.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

          SECTION 5.01. Advisory Board. The Company will promptly form an Advisory Board (the "Advisory Board") consisting of a representative from each of the Original Members. The Advisory Board shall meet with the Company's management at least once each calendar quarter to discuss and provide advice on the Company's business.

          SECTION 5.02. Registration Rights Agreement. The Company and each of the Original Members agree that with respect to all shares of Registrable Stock (as defined in the Registration Rights Agreement), the Registration Rights Agreement replaces all prior and contemporaneous agreements and supersedes any registration rights provisions and restrictive legend provisions contained in the New Warrants. Accordingly, without limitation of the generality of the foregoing, upon the First Closing, Section 2.5 and Articles VII, VIII and IX of the New Warrants shall be null and void and no longer in effect.

          SECTION 5.03. Amended and Restated Operating Agreement. Effective at the First Closing, the Original Members hereby consent to the Amended and Restated Operating Agreement which provides, among other things, that the Company shall have a 95.04% interest in THINC, CareInsite Sub shall have a 0.96% interest in THINC and each Original Member shall have a 1% interest in THINC.

          SECTION 5.04. Tax Treatment. The parties hereto agree (a) unless otherwise required by law, (A) to report the transactions provided for in
Section 2.01 and 2.05 of this Agreement as the nontaxable distribution of property pursuant to section 731 of the Internal Revenue Code of 1986, as amended and (B) not to take any position inconsistent with the foregoing; and
(b) to cooperate with each other with respect to any challenge to such position by any tax authority. No party to this Agreement believes that the foregoing position is contrary to law on the date hereof.

          SECTION 5.05. Outstanding Notes. The Company shall repay to each Original Member the entire outstanding principal amount plus interest that such Original Member advanced to THINC under the promissory notes listed below:

          (a) (A) the promissory note between THINC and GHI dated July 15, 1998 and (B) the promissory note between THINC and GHI dated November 3, 1998;

          (b) (A) the promissory note between THINC and Empire dated July 15, 1998 and (B) the promissory note between THINC and Empire dated October 30, 1998;

          (c) (A) the promissory note between THINC and HIP dated July 15, 1998; and (B) the promissory note between THINC and HIP dated October 30, 1998.

          SECTION 5.06. Working Capital Loan Agreement and Promissory Note. On the date hereof, the Company agrees to assume all of the obligations of THINC under the Working Capital Loan Agreement dated as of January 1, 1999 and the Promissory Note dated as of December 10, 1999.

          SECTION 5.07. HSR Act. The Company and THINC will (i) make all required filings under the HSR Act as soon as practicable but in no event later than fifteen (15) days after


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


the First Closing and (ii) request early termination of any waiting period in connection with such filings.

                                   ARTICLE VI

                                  MISCELLANEOUS

          SECTION 6.01. Survival of Representations and Warranties. The representations and warranties in this Agreement shall not survive the First Closing except that the representations and warranties made by each Original Member in Section 4.01, 4.02 and 4.03 and the representations and warranties made by the Company in Section 3.01 and 3.04 shall survive until the Second Closing.

          SECTION 6.02. Termination. This Agreement may be terminated by the mutual consent and agreement of all of the parties hereto.

          SECTION 6.03. Expenses. Except as otherwise specified in the Transaction Documents, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the First Closing shall have occurred.

          SECTION 6.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.04):

                  (a) if to the Company:

                      CareInsite, Inc.
                      669 River Drive
                      River Drive Center II
                      Elmwood Park, New Jersey  07407
                      Telecopy No.:  (201) 703-3401
                      Attention:  David Amburgey
                      Senior Vice President -- General Counsel

                  (b) if to any Original Member, then to the address or telecopy number set forth opposite such Original Member's name on Schedule I hereto.


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


          SECTION 6.05. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          SECTION 6.06. Modification; Severability. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

          SECTION 6.07. Integration. The Transaction Documents, except as expressly set forth therein, taken as a whole replace all prior and contemporaneous agreements and supersedes all prior and contemporaneous negotiations among the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

          SECTION 6.08. Assignment. This Agreement shall not be assigned without the express written consent of the parties (which consent may be granted or withheld in the sole discretion of any party). This Agreement shall inure to the benefit of, and be binding upon, the successors of the parties hereto and the assignees of the parties hereto, provided such assignment was in compliance with the terms hereof.

          SECTION 6.09. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          SECTION 6.10. Amendment. This Agreement may not be amended or modified except by written agreement of each party affected by such amendment or modification.

          SECTION 6.11. Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

          SECTION 6.12. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 6.13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity; provided, however, that a party may obtain specific performance without proof of actual damages or posting of any bond or other security.

          SECTION 6.14. Nonwaiver; Cumulative Remedies. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party. No single or partial waiver by any party of any provision of this Agreement or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default right or remedy on a future occasion. The rights and remedies provided in this Agreement are cumulative and are in addition to all rights and remedies which a party may have in law or in equity or by statute or otherwise.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories hereunto duly authorized as of the date first above written.

                                       CAREINSITE, INC.

                                       By:   /s/   M.P. Rich
                                          --------------------------------------
                                           Name:   M.P. Rich
                                           Title:  Chief Executive Officer



                                       THE HEALTH INFORMATION NETWORK
                                       CONNECTION LLC


                                       By:   /s/   Robert C. Dieterle
                                          --------------------------------------
                                           Name:   Robert C. Dieterle
                                           Title:  President



                                       GNYHA MANAGEMENT CORPORATION


                                       By:   /s/   Lee H. Perlman
                                          --------------------------------------
                                           Name:   Lee H. Perlman
                                           Title:  Chief Vice President and
                                                   Chief Financial Officer



                                       EMPIRE BLUE CROSS AND BLUE SHIELD


                                       By:   /s/   Dr. Michael Stocker
                                          --------------------------------------
                                           Name:   Dr. Michael Stocker
                                           Title:  President

                                       HEALTH INSURANCE PLAN OF GREATER
                                       NEW YORK

                                       By:   /s/   Michael D. Fullwood
                                          --------------------------------------
                                           Name:   Michael D. Fullwood
                                           Title:  Senior Vice President and
                                                   General Counsel



                                       GROUP HEALTH INCORPORATED

                                       By:   /s/   Frank J. Branchini
                                          --------------------------------------
                                           Name:   Frank J. Branchini
                                           Title:  President and Chief
                                                   Executive Officer

                                   SCHEDULE I
                                   ----------

                                    ADDRESSES
                                    ---------


GNYHA Management Corporation
555 West 57th Street, Suite 1500
New York, NY 10019

Telecopy No.: 212-262-6350
Attention:    Lee H. Perlman, Senior Vice President and Chief Financial Officer
              and
              Lori Levinson, Vice President and Associate General Counsel

Empire Blue Cross and Blue Shield
One World Trade Center, 28th Floor
New York, NY 10048

Telecopy No.: 212- 476-2461
Attention:    General Counsel

Group Health Incorporated
441 Ninth Avenue, 8th Floor (34th & 9th)
New York, NY 10001

Telecopy No.: 212-563-8569
Attention:    William Mastro, Senior Vice President and General Counsel

Health Insurance Plan of Greater New York
7 West 34th Street, 12th Floor
New York, NY 10001

Telecopy No.: 212-216-7056
Attention:    Michael D. Fullwood, Senior Vice President, Corporate Secretary
                 and General Counsel